EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby
constitutes and appoints Ashish Agrawal, Scott L. D'Angelo
and Ashley Kok-Alblas as the true and lawful attorney or
attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of
the undersigned, in any and all capacities, to execute,
on behalf of the undersigned, (1) any and all notices pursuant to Rule 144 under the Securities Act of 1933 with respect to sales of common shares or other securities of CTS Corporation, including, without limitation, all notices of proposed
sale on Form 144, and (2) any and all statements or reports
under Section 16 of the Securities Exchange Act of 1934
with respect to the beneficial ownership of common shares
or other securities of CTS Corporation, including, without
limitation, all initial statements of beneficial ownership
on Form 3, all statements of changes in beneficial ownership on Form 4, all annual statements of beneficial ownership
on Form 5 and all successor or similar forms, to be filed
with the Securities and Exchange Commission, to execute any
and all amendments or supplements to any such notices, statements or reports, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or
attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite
and necessary to be done in and about the premises
(including, without limitation, completing, executing, delivering and filing a Form ID to apply for electronic filing codes), as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorney or attorneys-in-fact, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
The undersigned acknowledges that the foregoing attorneys-in-
fact, and each of them, in serving in such capacity at the
request of the undersigned, are not assuming any of the
responsibilities of the undersigned to comply with Section 16 of the Securities Exchange Act of 1934 or any other legal
requirement.  This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

/s/Randy Stone ___________________
Name: Randy Stone

Date:  1/28/2023